UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2025

TARGET HOSPITALITY CORP.

(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300

THE WOODLANDS, Texas 77381

(Address of principal executive offices, including zip code)

(832) 709-2563

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2025, Arrow Bidco, LLC (“Arrow Bidco”) and certain other subsidiaries of Target Hospitality Corp. (the “Company”) entered into a sixth amendment (the “Sixth Amendment”), to the ABL Credit Agreement, dated as of March 15, 2019, (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Sixth Amendment, the “ABL Credit Agreement”), by and among Arrow Bidco, the borrowers and guarantors party thereto from time to time, the lenders and fronting banks party thereto from time to time and Bank of America, N.A., as administrative agent and collateral agent.

The Sixth Amendment amends the ABL Credit Agreement to, among other things, revise the Consolidated Fixed Charge Coverage Ratio (as defined in the ABL Credit Agreement) covenant that the Company must comply with during calendar 2026. The Company entered into the Sixth Amendment to revise the Consolidated Fixed Charge Coverage Ratio covenant applicable during calendar year 2026 to provide additional flexibility in connection with the timing of anticipated capital expenditures associated with planned growth projects. The Company is in compliance with the financial covenants under the ABL Credit Agreement as of the date of the Sixth Amendment.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
10.1	Sixth Amendment to the ABL Credit Agreement, dated as of December 23, 2025, by and among Arrow Bidco, LLC, the other Loan Parties party thereto, Bank of America, N.A. as administrative agent for itself and the other Secured Parties and each of the Revolver Lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: December 29, 2025		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary